Exhibit 99.1

Cardinal Financial Corporation KBW 2010 Community Bank Conference July 28, 2010

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and other reports filed and furnished to the Securities and Exchange Commission. 2

Stock Profile – CFNL (NASDAQ) 3 Share Price (7/14/2010) $9.72 52 Week Range $6.56 - $11.56 Shares Outstanding 28.8 million Market Capitalization $280 million Average Daily Volume 108,439 Price (7/14/2010)/ Book (6/30/2010) 1.29x Price (7/14/2010)/ Tangible Book (6/30/2010) 1.43x

Investment Summary 4 Well positioned for growth & opportunities Strong management team Franchise value in a premier market Resilient economy & job market Excellent credit quality Diversified loan portfolio Attractive valuation Shareholder focused

Financial holding company founded in 1998: Total assets of $2.1 billion at June 30, 2010 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, Virginia Serves the Washington Metropolitan region through its wholly-owned subsidiaries Raised $32 million common equity in May 2009 ($7.75 per share) Company Profile 5

Management Team 6 Industry Experience Years In Market Bernard Clineburg Chairman & CEO 39 years 39 Chris Bergstrom EVP, CCO/CRO 28 years 21 Alice Frazier EVP, Office of the Chairman 22 years 19 Dennis Griffith EVP, Chief Lending Officer 36 years 36 Kevin Reynolds EVP, Director of Sales 28 years 28 Mark Wendel EVP, CFO 28 years 4

7 Greater Washington Region A Premier Banking Market

Greater Washington Region 8 Fourth largest economy in the US – Gross Regional Product equal to $454 billion 2nd largest employer of technology workers in US with 23% of all jobs in the professional and business sectors 1st in the US with highly educated workforce: 47% of the workforce has a bachelor’s degree or higher; 22% has advanced degree More than 50 colleges and universities Largest number of Inc. 500 companies for 12 consecutive years Top 20 venture capital firms have $17 billion under management in region Median household income of $83,200, nation’s wealthiest region Source: Greater Washington Initiative 2009 Annual Report

2009 Structure of the Greater Washington Economy 9 Source: GMU Center for Regional Analysis Federal 33.3% Federal 15.2% Procurement 18.1% Int'l 4.8% Hosp. 2.0% Assn. 2.2% Other 7.0% Local Business 38.9% Non-Local Business 11.8% Other: Health/Education, Media

(000s) Washington + 13,200 15 Largest Job Markets Job Change May 09 – May 10 Data not seasonally adjusted Source: BLS, GMU Center for Regional Analysis 10

Unemployment Rate % U.S. Washington 9.3 6.0 Data not seasonally adjusted Source: BLS, GMU Center for Regional Analysis 11

Last Bank Standing? 12 Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One $16,022,456 250 2009 Provident M&T $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $876,056,666 2,290

Targeted Markets We Serve 13 County Median Household Income 20091 Projected Population Increase 2009-20141 Total Population 20091(Actual) Current Cardinal Branches Fairfax $109,067 4.4% 1,029,078 12 Loudoun $115,732 22.8% 297,849 4 Prince William $86,822 12.2% 384,215 3 Arlington $85,459 4.3% 205,815 3 Alexandria $75,322 4.0% 139,993 1 Montgomery, MD $90,969 3.3% 952,866 1 Washington, DC $51,491 1.7% 590,484 1 Stafford/Fredericksburg $88,190 8.1% 149,283 1 Source: 1SNL Financial

Banking & Mortgage Centers 14

15 Financial Overview

Highlights – Year To Date 16 6/30/10 6/30/09 % Change Net Income $8.5 million $4.3 million 98% EPS $0.33 $0.17 94% Assets $2.07 billion $1.86 billion 11% Loans $1.33 billion $1.20 billion 11% Deposits $1.35 billion $1.24 billion 9%

Profitability Goals 6/30/10 Actual Goal 6/30/09 Actual Net Interest Margin 3.56% 3.50% 2.73% Return on Assets 0.88% 1.00% 0.49% Return on Equity 8.10% 10.00% 5.08% Efficiency Ratio 60.46% > 60% 74.42% 17

Quality Annual Growth 18 *From 12/31/04 through 6/30/2010

First Quarter Year Over Year Asset Growth Comparison 19 Source: SNL Financial – complete listing of peer groups in appendix 8.7% 6.1% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% CFNL VA/MD/DC Nationwide

First Quarter Year Over Year Loan Growth 20 Source: SNL Financial – complete listing of peer groups in appendix

Target Loan Portfolio Mix 21 Commercial RE, 34% Residential Mortgage / Home Equity/ Consumer, 26% Gov't Contracting, 1% C&I and Owner Occ RE, 26% Construction, 13% Current June 30, 2010 Commercial RE 33% Residential Mortgage/ Home Equity/ Consumer 34% Gov't Contracting 3% C&I & Owner Occ RE 20% Construction 10% Target

Commercial Real Estate Portfolio 22 June 30, 2010 Office, 34% Retail, 13% Multifamily, 6% Warehouse/Industrial, 9% Residential ADC, 10% Special Purpose, 28% Property Type

Commercial Real Estate Portfolio 23 June 30, 2010 Recreational, 29% School, 13% Other, 24% Hotel/Nursing Home, 7% Church, 13% Funeral Home, 4% Miscellaneous Auto, 10% Special Purpose

Exceptional Credit Quality 24 Loan loss reserves of 1.58% Less than 2% of the loan portfolio is unsecured ALL to Non Current Loans 462% at 6/30/10 0.00% 0.25% 0.50% 0.75% 1.00% 2004 2005 2006 2007 2008 2009 2Q2010 0.02% 0.24% 0.22% 0.42% 0.11% 0.34% Net Charge - offs/Loans Non - current Loans/Loans

Non-Performing Assets + 90PD/Assets 25 Source: SNL Financial – complete listing of peer groups in appendix

Credit Quality Ranking March 31, 2010 15th Best Out Of 269 Banks 26 Source: SNL Financial – Publicly Traded Banks & Thrifts between $1-$15 billion Bank Location Total Assets (in thousands) NPA's + 90 Days PD/Assets First of Long Island Corporation Glen Head, NY $ 1,653,235 0.15% Cambridge Bancorp Cambridge, MA $ 1,020,840 0.18% Arrow Financial Corporation Glen Falls, NY $ 1,861,295 0.20% Prosperity Bancshares, Inc. Houston, TX $ 9,218,733 0.22% Territorial Bancorp Inc. Honolulu, HI $ 1,408,825 0.28% ESB Financial Corporation Ellwood City, PA $ 1,954,444 0.29% Cass Information Systems, Inc. Bridgeton, MO $ 1,073,161 0.31% UMB Financial Corporation Kansas City, MO $ 10,724,056 0.35% SVB Financial Group Santa Clara, CA $ 14,125,249 0.36% Community Bank System, Inc. De Witt, NY $ 5,485,800 0.38% Financial Institutions, Inc. Warsaw, NY $ 2,156,055 0.38% State Bancorp, Inc. Jericho, NY $ 1,621,675 0.38% Clifton Savings Bancorp, Inc. (MHC) Clifton, NJ $ 1,067,707 0.39% Westfield Financial, Inc. Westfield, MA $ 1,199,757 0.44% Cardinal Financial Corporation McLean, VA $ 1,949,268 0.47%

First Quarter Year Over Year Total Deposits Growth 27 Source: SNL Data – complete listing of peer groups in appendix

Historical Deposit Mix 28 0% 10% 20% 30% 40% 50% 60% 2005 2006 2007 2008 2009 2010 59% 50% 49% 22% 27% 27% 8% 10% 11% 12% 13% 14% CDs MM/Savings NOW DDA

Cardinal is Well Capitalized 29 Average Tang. Equity/Tang. Assets - Banks $1.75-2.1 Billion in assets as of 3/31/10. Source: SNL Financial 0.00% 5.00% 10.00% 15.00% Tang. Equity/Tang. Assets Leverage Tier 1 Risk-Based Total Risk-Based 6.30% 5% 6% 10% 9.51% 11.12% 12.75% 14.01% Well Capitalized Regulatory Requirements Capital Ratios as of June 30, 2010

Net Interest Margin 30 2.62% 2.61% 2.84% 2.97% 3.32% 3.40% 3.74% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010

Non-Interest Revenue Year to Date - June 30, 2010 31 Deposit Service Fees 8% Mortgage Banking 63% Trust & Investment Fees 16% Loan Fees 3% Other Service 10%

32 Strategic Priorities

Growth Strategy Capitalize on current market conditions Penetrate our existing markets and further improve our branch positioning Capitalize on continued bank consolidation Expand our lending activities Continue to recruit experienced bankers 33

Future Branch Expansion 34

Acquisition Strategy 35 Banking Highly disciplined approach Focus on Virginia population centers High value institutions Strong local market leadership Failed Financial Institutions Non-Banking Focus on complementary product line offerings Asset managers Insurance agency Real estate brokerage

36 Stock Valuation

VA/MD Bank Holding Companies 37 One Year Stock Price Performance Note: Market data as of 7/15/ 2010 Source: SNL Financial

Cardinal Financial Corporation KBW 2010 Community Bank Conference July 28, 2010

Virginia/Maryland/DC Peers Banks with Assets between $750m and $4 billion 39 Source: SNL Financial Assets (in thousands) American National Bankshares Inc. VA $ 810,654 Burke & Herbert Bank & Trust Company VA 2,088,065 C&F Financial Corporation VA 870,796 Carter Bank & Trust VA 3,523,103 Commonwealth Bankshares, Inc. VA 1,245,456 Eagle Bancorp, Inc. MD 1,832,991 Eastern Virginia Bankshares, Inc. VA 1,101,655 First Community Bancshares, Inc. VA 2,280,534 First Mariner Bancorp MD 1,404,847 First United Corporation MD 1,784,266 Hampton Roads Bankshares, Inc. VA 3,016,470 Middleburg Financial Corporation VA 1,018,627 National Bankshares, Inc. VA 992,944 Old Point Financial Corporation VA 951,864 Sandy Spring Bancorp, Inc. MD 3,673,246 Shore Bancshares, Inc. MD 1,146,334 StellarOne Corporation VA 3,002,617 TowneBank VA 3,690,534 Tri-County Financial Corporation MD 819,175 Virginia Commerce Bancorp, Inc. VA 2,803,004 Union First Market Bankshares Corporation ** VA 3,849,699 ** Excluded due to merger consolidation, skews annual growth numbers

Nationwide Banks Assets between $1.75 and $2.1 billion 40 Source: SNL Financial Assets (in thousands) Arrow Financial Corporation NY 1,861,295 Bancorp, Inc. DE 2,092,513 BancTrust Financial Group, Inc. AL 2,030,095 Cadence Financial Corporation MS 1,890,006 Cascade Bancorp OR 2,086,577 Center Financial Corporation CA 2,081,618 CenterState Banks, Inc. FL 1,776,654 Eagle Bancorp, Inc. MD 1,832,991 Fidelity Southern Corporation GA 1,884,493 First United Corporation MD 1,784,266 FNB United Corp. NC 2,032,544 Guaranty Bancorp CO 2,030,331 Mercantile Bank Corporation MI 1,902,923 NewBridge Bancorp NC 1,954,292 Peoples Bancorp Inc. OH 2,003,271 Porter Bancorp, Inc. KY 1,757,327 QCR Holdings, Inc. IL 1,832,334 S.Y. Bancorp, Inc. KY 1,801,977 Univest Corporation of Pennsylvania PA 2,064,822